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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2001



                             TCI INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      94-3026925
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                       47300 KATO ROAD, FREMONT, CA 94538
                                 (510) 687-6100
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



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Item 5. Other Events

     The information that is set forth in the Registrant's press release dated January 26, 2001 is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

  (c)   Exhibits.

        99.1 Text of Press Release dated January 26, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TCI International, Inc.

Date:   February 1, 2001                      By: /s/   MARY ANN ALCON
      -------------------                          -------------------
                                                        MARY ANN ALCON
                                                        Chief Financial Officer
                                                        (Principal Financial and
                                                         Accounting Officer)